LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

[$603,384,000]

(APPROXIMATE OFFERED, SUBJECT TO +/- 10% VARIANCE)

SARM 2005-13

SENIOR TERM SHEET

SENIOR / SUBORDINATE REMIC CERTIFICATES

 AURORA LOAN SERVICES LLC, MASTER SERVICER

[TBD], TRUSTEE

Class	Approximate Size ($)	Initial Coupon (1)	WAL 10% Call (2) (Yrs.)	Pmt. Window Call (2) (Mths.)	Approx. Initial C/E (3)	Approx. Targeted C/E (4)	Legal Final Maturity	Expected Ratings S&P/Moody’s
1-A1	[$331,074,000]	1mL + [TBD]%	[2.98]	[1-96]	[16.00%]	[16.35%]	[7/2035]	[AAA/Aaa]
1-A2	[$36,787,000]	1mL + [TBD]%	[2.98]	[1-96]	[6.00%]	[6.35%]	[7/2035]	[AAA/Aaa]
2-A1	[$220,490,000]	[TBD]%	[2.98]	[1-96]	[12.00%]	[12.35%]	[7/2035]	[AAA/Aaa]
2-A2	[$15,033,000]	[TBD]%	[2.98]	[1-96]	[6.00%]	[6.35%]	[7/2035]	[AAA/Aaa]
1-AX(5) (6)	[$367,861,000]	[1.70%] (5)	N/A	[1-30]	N/A	N/A	[12/2007]	[AAA/Aaa]
M(6)	[$38,513,000]	1mL + [TBD]%	[5.08]	[37-96]	[0.00%]	[0.35%]	[7/2035]	[TBD]

(1)

Each Class of Certificates, other than the Class 1-AX, Class 2-A1 and Class 2-A2 Certificates, will accrue interest at a rate of One Month LIBOR plus a specified spread subject to the applicable Senior Net Funds Cap.  The spread on the Class 1-A1, Class 1-A2 and Subordinate Certificates will increase to 1.5 times the stated spread for such class on each Distribution Date occurring after the date on which the 10% Optional Termination may be exercised.  After the Distribution Date in [May 2008], the fixed interest coupon on the Class 2-A1 and Class 2-A2 Certificates will convert to a variable rate coupon and accrue interest at a rate of One Month LIBOR + [1.50]%, subject to the Pool 2 Senior Net Funds Cap.  One Month LIBOR for the first accrual period will be determined two business days prior to the Closing Date.

(2)

The weighted average lives and payment window to 10% Optional Termination assume: (i) prepayments occur at 25% CPR for the mortgage loans and (ii) the certificates receive distributions on the 25th of each month beginning in July 2005.

(3)

Initial credit support (“C/E”) for a class equals (i) the percentage of the certificates subordinate to such class plus (ii) the initial overcollateralization (“O/C”) amount.  The initial O/C amount on the Closing Date will equal 0.00% of the Cut-Off Date collateral balance.  Rating levels are subject to final approval.

(4)

Assumes Initial O/C of 0.00% has been built to reach the O/C Target.  The O/C Target is 0.35% of the June 1, 2005 collateral balance (the “Cut-Off Date Balance”).

(5)

The Class 1-AX Certificates will be interest only certificates and will not be entitled to any distributions of principal.  The Class 1-AX Certificates will accrue interest on a notional balance equal to the beginning balance of the Pool 1 Mortgage Loans for each Distribution Date.  The Class 1-AX Certificates will accrue interest at a rate equal to the lesser of (a) for the first 12 Distribution Dates, [1.70%] per annum, and then from 13th Distribution Date through the 30th Distribution Date, [0.85%] per annum and (b) the excess, if any, of (i) the Pool 1 Senior Net Funds Cap less (ii) the Pool 1 Senior Weighted Average Bond Coupon.  After the 30th Distribution Date, the Class 1-AX Certificates will no longer be entitled to distributions of any kind.

(6)

The Class 1-AX and the Class M (the “Subordinate Certificates”) are not offered hereby.

DEAL OVERVIEW

•

The issuer will be Structured Adjustable Rate Mortgage Loan Trust 2005-13 and the transaction will be found on Bloomberg under the symbol “SARM”.

•

The mortgage loans to be included in the trust fund will be divided into two pools (“Pool 1” and “Pool 2”).

➢

Pool 1 will consist of 2-year (2/28 and 2/1) hybrid ARMs (44.31%), 6-month LIBOR non-hybrid ARMs (30.69%), 5-year hybrid (5/25 and 5/1) ARMs (24.86%), 1-year CMT non-hybrid ARMs (0.13%), 1-year LIBOR non-hybrid ARMs (0.08%) and 1-month LIBOR non-hybrid ARMs (0.05%).

➢

Pool 2 will 100% 3-year hybrid (3/27 and 3/1) ARMs.

•

Distributions of interest and principal on the Senior Certificates identified with a “1-” in their class designation will be primarily based on collections from the Pool 1 mortgage loans.

•

Distributions of interest and principal on the Senior Certificates identified with a “2-” in their class designation will be primarily based on collections from the Pool 2 mortgage loans.

•

Distributions on the Subordinate Certificates will be will be based on collections from both mortgage pools.

•

The Class 1-A1 and Class 1-A2 Certificates will have the benefit of cash payments (if any) received under an interest rate cap agreement (the “Cap Agreement”) commencing on the Distribution Date in [July 2005) through the Distribution Date in [June 2010] (month [60]).  The Cap Agreement is intended to mitigate the basis risk that could result from (a) the mismatch between the rate adjustment frequency on the mortgage loans in Pool 1 that adjust on a semi-annual or annual basis and the One Month LIBOR index on the Certificates and (b) the difference between the interest rates on the Certificates and the weighted average Net Rate of the Pool 1 Mortgage Loans that have an initial fixed interest rate period (the “Hybrid ARMs”).

•

10% Optional Termination: The transaction may be called by ALS on any Distribution Date after the aggregate outstanding mortgage balance is less than 10% of the Cut-Off Date balance.

CREDIT ENHANCEMENT

•

Credit enhancement for the benefit of the Certificateholders will be provided by (1) Excess Interest, (2) Overcollateralization, and (3) Subordination.

•

Realized Losses on the Mortgage Loans in excess of available Overcollateralization will have the effect of reducing amounts distributable in respect of the Subordinate Certificates in reverse order of seniority before reducing amounts distributable in respect of the Class A Certificates.  The balances of the Class A Certificates will not be reduced by Realized Losses.

•

If losses on the Pool 1 Mortgage Loans are such that the aggregate principal amount of the Subordinate Certificates is reduced to zero and there is no Overcollateralization, distributions of principal that would otherwise be distributed to the Class 1-A1 and Class 1-A2 Certificates on a pro rata basis will thereafter be distributed sequentially to the Class 1-A1 and Class 1-A2 Certificates, in that order, until the principal amount of each such class is reduced to zero.

•

If losses on the Pool 2 Mortgage Loans are such that the aggregate principal amount of the Subordinate Certificates is reduced to zero and there is no Overcollateralization, distributions of principal that would otherwise be distributed to the Class 2-A1 and Class 2-A2 Certificates on a pro rata basis will thereafter be distributed sequentially to the Class 2-A1 and Class 2-A2 Certificates, in that order, until the principal amount of each such class is reduced to zero.

STRUCTURE

Principal

•

Subordinate Certificates will be locked-out from distributions of principal until the earlier of (1) the later of (a) the first 36 Distribution Dates or (b) until the Senior Enhancement Percentage is greater than [12.70%] or (2) the Distribution Date on which the Class A Certificates have been reduced to zero (the “Stepdown Date”).

•

On or after the Stepdown Date, provided a Trigger Event (as described on page 5) is not in effect, principal will be distributed to the Class A Certificates until the targeted enhancement percentage has been reached.  Once the targeted enhancement percentage has been reached, all principal will then be allocated sequentially to the Subordinate Certificates so that the credit enhancement behind each class equals two times the respective initial enhancement percentage for such class.

Interest

•

The Class 1-A1 and Class 1-A2 Certificates will accrue interest at the rate of One Month LIBOR plus a specified margin, subject to the Pool 1 Senior Net Funds Cap.

•

The Class 2-A1 and Class 2-A2 Certificates will accrue interest at a fixed rate until the Distribution Date in [May 2008].  Thereafter, the Class 2-A1 and Class 2-A2 Certificates will accrue interest at One Month LIBOR + [1.50]%, subject to the Pool 2 Senior Net Funds Cap.

•

The margin on the Class 1-A1, Class 1-A2 and Subordinate Certificates will increase to 1.5 times the stated margin for such classes on each Distribution Date occurring after the date on which the 10% Optional Termination may be exercised.

•

Basis risk shortfalls will be paid on future Distribution Dates with interest on unpaid interest, to the extent of funds available, after all current interest has been paid on each class of certificates.

Subordination of Subordinate Certificates
Priority of Payment		Order of Loss Allocation
The O/C target of 0.35% will be the O/C floor.	Class A & Class 1-AX (1) (2) Initial Enhancement Pct. (6.00%)	The Subordinate Certificates are subject to a lock-out period until the Stepdown Date with respect to principal payments.
Subordinate Certificates (Class M) Initial Enhancement Pct. (0.00%)
Overcollateralization Initial upfront (0.00%) Target (0.35%)

(1)

The Interest-Only Class 1-AX is not entitled to distributions of principal.

(2)

The Class 1-A1 Certificates have the support of the Class 1-A2 Certificates, as described  herein,  and have an initial enhancement percentage of  [16.00]%.  The Class 2-A1 Certificates have the support of the Class 2-A2 Certificates, as described herein,  and have an initial  enhancement percentage of  [12.00]%.

SUMMARY OF TERMS

Cut-off Date:

June 1, 2005

Statistical Cut-Off Date:

June 1, 2005

Settlement Date:

June 30, 2005

Distribution Date:

25th of each month, commencing in July 2005

Issuer:

Structured Adjustable Rate Mortgage Loan Trust 2005-13 (“SARM”)

Trustee:

[TBD]

Master Servicer:

Aurora Loan Services LLC (“ALS”)

Certificates:

“Senior Certificates”:

Class 1-A1, Class 1-A2, Class 2-A1, Class 2-A2 and Class 1-AX Certificates

“Class A Certificates”: Class 1-A1, Class 1-A2, Class 2-A1 and Class 2-A2 Certificates

“Pool 1 Senior Certificates”: Class 1-A1 and Class 1-A2 Certificates

“Pool 2 Senior Certificates”: Class 2-A1 and Class 2-A2 Certificates

“Subordinate Certificates”:   Class M Certificates

“Interest Only Certificates”: Class 1-AX Certificates

“Certificates”: Senior and Subordinate Certificates

Offered Certificates:

The Class 1-A1, Class 1-A2, Class 2-A1 and Class 2-A2 Certificates.

Master Servicer Fee:

The Master Servicer will be paid a monthly fee (the ‘‘Master Servicing Fee’’) equal to the investment earnings derived from principal and interest collections received on the Mortgage Loans on deposit in the Collection Account, established by the Master Servicer, and invested in certain eligible investments prior to their remittance to the Trustee on the Deposit Date.

Day Count:

30/360 for the Class 1-AX and the Pool 2 Senior Certificates; Actual/360 for the Pool 1 Senior Certificates and the Subordinate Certificates

Accrual Period:

The “Accrual Period” applicable to each class of Certificates, except the Class 1-AX and the Pool 2 Senior Certificates, with respect to each Distribution Date will be the period beginning on the immediately preceding Distribution Date (or in the case of the first Distribution Date, the Closing Date) and ending on the day immediately preceding the related Distribution Date.  The “Accrual Period” for the Class 1-AX and Pool 2 Senior Certificates will be the calendar month preceding the month of the Distribution Date.

Settlement:

The Class 1-AX and Pool 2 Senior Certificates will settle with accrued interest.  The Pool 1 Senior Certificates and the Subordinate Certificates will settle without accrued interest.

Delay Days:

Zero Delay for the Pool 1 Senior Certificates and the Subordinate Certificates; 24 Day Delay for the Class 1-AX and Pool 2 Senior Certificates.

Collection Period:

The “Collection Period” with respect to any Distribution Date is the one month period beginning on the second day of the calendar month immediately preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs (i.e.: 2nd day of prior month through 1st day of month of such distribution).

Registration:

All the Senior and Subordinate Certificates are book-entry form through DTC.

Minimum Denomination:

Minimum $25,000; increments $1 in excess thereof for the Class A Certificates,  $100,000 with increments of $1 in excess thereof for the Subordinate Certificates and $1,000,000 minimum notional amount with increments of $1 for the Interest-Only Certificates.

Tax Status:

REMIC for Federal income tax purposes.

SMMEA Eligibility:

The Offered Senior Certificates will be SMMEA eligible.

ERISA Eligibility:

The Senior and Subordinate Certificates are expected to be ERISA eligible.

Trigger Event:

A “Trigger Event” will be in effect with respect to any Distribution Date if either a Delinquency Event or a Cumulative Loss Trigger Event is in effect for such Distribution Date.

Delinquency Event:

A“Delinquency Event” will be in effect with respect to any Distribution Date if the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds [TBD%] of the Senior Enhancement Percentage for such Distribution Date.

Rolling Three Month

Delinquency Rate:

The “Rolling Three Month Delinquency Rate” with respect to any Distribution Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

Delinquency Rate:

The “Delinquency Rate” for any month will be, generally, the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all Mortgage Loans 60 or more days delinquent (including all foreclosures, bankruptcies and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the Pool Balance as of the close of business on the last day of such month.

Cumulative Loss Trigger

Event:

A “Cumulative Loss Trigger Event” will have occurred with respect to any Distribution Date if the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative Realized Losses incurred on the Mortgage Loans from the Cut-off Date through the last day of the related Collection Period by (y) the Cut-off Date Principal Balance, exceeds the applicable percentages described below with respect to such Distribution Date:

Month	Distribution Date	Loss Percentage
37-48	July 2008 to June 2009	[TBD%]
49-60	July 2009 to June 2010	[TBD%]
61-72	July 2010 to June 2011	[TBD%]
73+	July 2011 and thereafter	[TBD%]

Targeted Percentages:

After the Stepdown Date and if a Trigger Event is not in effect, the classes should be paid down so that their balances conform to the following percentages of the ending collateral balance for each Distribution Date:

Class	Target Percent
A	[87.30%]
M	[99.30%]

For the Class A Certificates, the target balance is approximately [87.30%] of the ending collateral balance.  For the Subordinate Certificates, the target balance is met when the aggregate balance of the Class A and the Subordinate Certificates is approximately [99.30%] of the ending collateral balance.  Prior to the Stepdown Date or when a Trigger Event is in effect, the classes will be paid down sequentially until the aggregate certificate principal balance equals the Target Amount.

Pool 1 Senior Net Funds Cap:

The “Pool 1 Senior Net Funds Cap” with respect to each Distribution Date will be an annual rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the interest remittance amount from Pool 1 for such date and (2) 12, and the denominator of which is the balance of the Pool 1 Mortgage Loans for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the Accrual Period related to such Distribution Date.  The Pool 1 Senior Net Funds Cap will be applicable for the Class 1-A1 and Class 1-A2 Certificates.  For calculation of the interest rate for the Class 1-AX Certificates, (b) above will be equal to 1.

Pool 2 Senior Net Funds Cap:

The “Pool 2 Senior Net Funds Cap” with respect to each Distribution Date will be an annual rate equal to a fraction, expressed as a percentage, the numerator of which is the product of (1) the interest remittance amount from Pool 2 for such date and (2) 12, and the denominator of which is the balance of the Pool 2 mortgage loans for the immediately preceding Distribution Date.  The Pool 2 Senior Net Funds Cap will be applicable for the Class 2-A1 and Class 2-A2 Certificates.

Subordinate Net Funds Cap:

The “Subordinate Net Funds Cap” with respect to each Distribution Date will be an annual rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the interest remittance amount for such date and (2) 12, and the denominator of which is the balance of the mortgage loans for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the Accrual Period related to such Distribution Date.  The Subordinate Net Funds Cap will be applicable for the Class M Certificates.

Basis Risk Shortfall:

 To the extent that the coupons on the Pool 1 and Pool 2 Senior Certificates, and the Subordinate Certificates are limited by their respective Net Funds Cap, that class will have a “Basis Risk Shortfall” and will be entitled to the amount.  If such amounts are not paid back in the period in which they occur, interest will accrue on the balance of the Basis Risk Shortfall at the coupon for such class, calculated without respect to the applicable Net Funds Cap.

Pool 1 Senior Weighted

Average Bond Coupon:

The “Pool 1 Senior Weighted Average Bond Coupon” with respect to each Distribution Date will be an annual rate equal to (a) the sum of (i) the product of the beginning balance of the Class 1-A1 Certificates and the coupon on the Class 1-A1 Certificates and the actual number of days in the Accrual Period related to such Distribution Date divided by 30, (ii) the product of the beginning balance of the Class 1-A2 Certificates and the coupon on the Class 1-A2 Certificates and the actual number of days in the Accrual Period related to such Distribution Date divided by 30, (iii) the product of the beginning balance of the Subordinate Certificates, the coupon on the Subordinate Certificates and the actual number of days in the Accrual Period related to such Distribution Date divided by 30, divided by (b) the beginning balance of the Pool 1 Mortgage Loans for such Distribution Date.

Class 1-AX Certificates:

 The Class 1-AX Certificates will accrue interest a rate equal to the lesser of (a) for the first 12 Distribution Dates [1.70%] per annum, and then from the 13th through the 30th Distribution Date, [0.85%] per annum and (b) the excess, if any, of (i) the Pool 1 Senior Net Funds Cap less (ii) the Weighted Average Bond Coupon.  The Class 1-AX Certificates will be paid interest pro rata with the Pool 1 Senior Certificates at the beginning of the waterfall.  However, to the extent that the coupon of the Class 1-AX Certificates is limited by the excess, if any, of the Pool 1 Senior Net Funds Cap over the Weighted Average Bond Coupon, the Class 1-AX Certificates will not be entitled to reimbursement for such shortfall.

The Class 1-AX Certificates will not forfeit interest payments to help cover Basis Risk Shortfalls remaining from previous periods on the Pool 1 Senior Certificates or the Class M Certificates.

Interest Rate Cap:

The Pool 1 Senior Certificates will have a cap agreement purchased by the Trust to (i) protect the LIBOR Certificates against interest rate risk from upward movement in One Month LIBOR and (ii) diminish basis risk associated with respect to (a) the mismatch between the rate adjustment frequency on the Mortgage Loans in Pool 1 that adjust on a semi-annual or annual basis and the index on the Pool 1 Senior Certificates and (b) the mismatch between the weighted average net coupon of the Pool 1 Mortgage Loans with initial fixed interest rate period and the index on the Pool 1 Senior Certificates.

On each Distribution Date, the cap provider will make payments equal to the product of (a) the cap agreement notional balance for that month, (b) the excess of (i) the lesser of (x) One Month LIBOR and (y) the high strike rate over (ii) the variable strike rate and (c) the actual number of days in the corresponding Accrual Period for the transaction divided by 360.  For purposes of calculating cap payments, the cap agreement notional balance will be limited by the aggregate outstanding balance of the Pool 1 Senior Certificates.  However, any cash that the trust receives from the cap agreements that is not allocated to the classes is still property of the trust and will be allocated to the Class CX.

The Cap Agreement will have a variable strike rate and a variable cap agreement notional balance.  As previously described above, the cap agreement notional balance will be limited to the balance of the Pool 1 Senior Certificates.  The table below shows the variable strike rate and cap agreement notional balance.  The Pool 1 Senior Certificates will not be entitled to any additional cashflow for One Month LIBOR rates in excess of the high strike rate, [9.00%].

Month	Approximate Notional Balance ($)	Variable Strike Rate(%)	Month	Approximate Notional Balance ($)	Variable Strike Rate(%)	Month	Approximate Notional Balance ($)	Variable Strike Rate(%)
1	270,711,529.58	3.380	21	167,129,965.81	4.298	41	37,111,347.16	4.433
2	264,263,621.71	3.532	22	163,146,519.51	4.306	42	36,227,165.81	4.441
3	257,969,086.01	3.613	23	159,257,872.11	4.314	43	35,364,021.94	4.449
4	251,824,278.01	3.790	24	155,461,781.90	4.322	44	34,521,415.53	4.458
5	245,825,639.74	3.899	25	54,578,171.47	4.324	45	33,698,858.41	4.466
6	239,969,697.76	4.006	26	53,278,488.85	4.328	46	32,895,874.02	4.474
7	234,253,188.35	4.033	27	52,009,718.07	4.332	47	32,111,997.11	4.482
8	228,672,667.72	4.042	28	50,771,124.60	4.337	48	31,346,773.48	4.491
9	223,224,904.20	4.082	29	49,561,991.35	4.344	49	30,599,759.72	4.500
10	217,906,742.90	4.104	30	48,381,618.28	4.351	50	29,870,522.95	4.511
11	212,715,103.81	4.130	31	47,229,321.95	4.357	51	29,158,640.59	4.521
12	207,646,980.10	4.156	32	46,104,435.16	4.364	52	28,463,700.06	4.530
13	202,699,436.29	4.173	33	45,006,306.53	4.371	53	27,785,298.62	4.539
14	197,869,606.66	4.193	34	43,934,300.19	4.378	54	27,123,043.07	4.546
15	193,154,693.52	4.213	35	42,887,795.34	4.384	55	26,476,549.55	4.553
16	188,551,965.60	4.231	36	41,866,185.92	4.391	56	25,845,445.44	4.559
17	184,058,756.53	4.251	37	40,868,880.28	4.399	57	25,229,362.69	4.564
18	179,672,463.23	4.270	38	39,895,300.81	4.407	58	24,627,944.18	4.568
19	175,390,544.46	4.338	39	38,944,883.62	4.416	59	24,040,841.25	4.572
20	171,210,519.31	4.286	40	38,017,078.22	4.424	60	23,458,760.89	4.574

Interest Payment Priority:

On each Distribution Date, the Pool 1 interest remittance amount for such date will be distributed as follows:

1)

To pay interest, pro rata, to the Class 1-A1, Class 1-A2 and Class 1-AX Certificates;

2)

To pay interest to the Class M Certificates; and

3)

All remaining amounts of interest will be used as excess interest for the following:

a.

To build and maintain the overcollateralization amount;

b.

To pay back Basis Risk Shortfalls;

c.

To pay back previous writedown amounts on the Class M Certificates; and

d.

To pay the Class X Certificate.

On each Distribution Date, the Pool 2 interest remittance amount for such date will be distributed as follows:

1)

To pay interest, pro rata, to the Class 2-A1 and Class 2-A2 Certificates;

2)

To pay interest to the Class M Certificates; and

3)

All remaining amounts of interest will be used as excess interest for the following:

a.

To build and maintain the overcollateralization amount;

b.

To pay back Basis Risk Shortfalls;

c.

To pay back previous writedown amounts on the Class M Certificates; and

d.

To pay the Class X Certificate

Sensitivity Analysis – To Call

CPR	10%	15%	20%	25%	30%	40%	50%

Class 1-A1 and Class 1-A2
Avg. Life (yrs)	7.43	5.12	3.81	2.98	2.41	1.66	1.19
Window (mos)	1-223	1-161	1-122	1-96	1-78	1-55	1-41
Expected Final Mat.	1/2024	11/2018	8/2015	6/2013	12/2011	1/2010	11/2008

Sensitivity Analysis – To Maturity

CPR	10%	15%	20%	25%	30%	40%	50%

Class 1-A1 and Class 1-A2
Avg. Life (yrs)	7.82	5.51	4.14	3.25	2.63	1.82	1.30
Window (mos)	1-349	1-320	1-269	1-221	1-183	1-131	1-98
Expected Final Mat.	7/2034	2/2032	11/2027	11/2023	9/2020	5/2016	8/2013

COLLATERAL SUMMARY  - POOL 1

SARM 2005-13 –Collateral Summary as of Statistical Cut-off Date

Total Number of Loans	1,631	Occupancy Status
Total Outstanding Loan Balance	$391,341,837	Primary Home	55.51%
Average Loan Principal Balance	$239,940	Investment	36.39%
Prepayment Penalty	37.53%	Second Home	8.10%
Weighted Average Coupon	6.431%
Weighted Average Margin	3.600%
Weighted Average Original Term (mo.)	360	Geographic Distribution
Weighted Average Remaining Term (mo.)	359	(Other states account individually for less than
Weighted Average Loan Age (mo.)	1	5% of the Cut-off Date principal balance.)
Original LTV >80 and no MI (whole pool)	0.18%	CA	25.89%
Weighted Average Original LTV	76.19%	AZ	11.92%
Non-Zero Weighted Average FICO	714	FL	8.40%
Percentage of Loans with IO Terms	86.15%

		Lien Position
		First	100.00%

Collateral Characteristics  - Pool 1

Collateral characteristics are listed below as of the Statistical Cut-Off Date

Scheduled Principal Balances
($)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
0.01 - 50,000.00	25	$1,071,872.47	0.27%
50,000.01 - 100,000.00	213	17,014,421.54	4.35
100,000.01 - 150,000.00	373	46,804,824.38	11.96
150,000.01 - 200,000.00	318	55,580,516.75	14.20
200,000.01 - 250,000.00	185	41,432,471.31	10.59
250,000.01 - 300,000.00	115	31,671,364.71	8.09
300,000.01 - 350,000.00	100	32,547,076.85	8.32
350,000.01 - 400,000.00	74	27,990,424.48	7.15
400,000.01 - 450,000.00	55	23,508,916.03	6.01
450,000.01 - 500,000.00	56	26,543,288.72	6.78
500,000.01 - 550,000.00	25	13,066,791.01	3.34
550,000.01 - 600,000.00	16	9,287,956.64	2.37
600,000.01 - 650,000.00	27	17,071,498.60	4.36
650,000.01 - 700,000.00	8	5,458,985.62	1.39
700,000.01 - 750,000.00	8	5,891,200.00	1.51
750,000.01 - 800,000.00	6	4,649,029.00	1.19
800,000.01 - 850,000.00	2	1,666,250.00	0.43
850,000.01 - 900,000.00	6	5,237,000.00	1.34
900,000.01 - 950,000.00	4	3,771,000.00	0.96
950,000.01 - 1,000,000.00	8	7,899,449.00	2.02
1,000,000.01 >=	7	13,177,500.00	3.37
Total:	1,631	$391,341,837.11	100.00%

Min.: $30,000
Max: $4,000,000
Avg.: $239,940

Collateral Characteristics – Pool 1 (continued)

Collateral characteristics are listed below as of the Statistical Cut-Off Date

Mortgage Rates
(%)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
3.501 - 4.000	3	$1,583,920.82	0.40%
4.001 - 4.500	29	10,000,820.00	2.56
4.501 - 5.000	96	32,091,711.83	8.20
5.001 - 5.500	133	50,287,267.71	12.85
5.501 - 6.000	217	63,143,409.70	16.14
6.001 - 6.500	283	58,345,538.72	14.91
6.501 - 7.000	299	59,554,312.05	15.22
7.001 - 7.500	241	53,798,218.18	13.75
7.501 - 8.000	193	36,712,814.99	9.38
8.001 - 8.500	129	24,522,583.15	6.27
8.501 - 9.000	8	1,301,239.96	0.33
Total:	1,631	$391,341,837.11	100.00%

Min.: 3.625%
Max: 8.875%
Weighted Avg.: 6.431%

Collateral Characteristics – Pool 1 (continued)

Collateral characteristics are listed below as of the Statistical Cut-Off Date

Original Terms to Stated Maturity
(Months)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
241 - 300	1	$272,758.77	0.07%
301 - 360	1,630	391,069,078.34	99.93
Total:	1,631	$391,341,837.11	100.00%

Min.: 300
Max.: 360
Weighted Avg.: 360

Remaining Terms to Stated Maturity
(Months)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
241 - 300	1	$272,758.77	0.07%
301 - 360	1,630	391,069,078.34	99.93
Total:	1,631	$391,341,837.11	100.00%

Min: 286
Max: 360
Weighted Avg.: 359

Interest Only Term
(Months)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
None	308	$54,207,422.04	13.85%
60	993	204,211,227.24	52.18
120	330	132,923,187.83	33.97
Total:	1,631	$391,341,837.11	100.00%

Non-Zero Min: 60
Max: 120
Non-Zero Weighted Avg.: 84

Collateral Characteristics – Pool 1 (continued)

Collateral characteristics are listed below as of the Statistical Cut-Off Date

Original Loan-to-Value Ratio
(%)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
0.01 - 10.00	1	$50,050.00	0.01%
20.01 - 30.00	3	275,000.00	0.07
30.01 - 40.00	8	2,295,700.00	0.59
40.01 - 50.00	18	9,491,360.69	2.43
50.01 - 60.00	46	16,577,525.67	4.24
60.01 - 70.00	134	43,169,378.16	11.03
70.01 - 80.00	1,390	314,524,253.47	80.37
80.01 - 90.00	26	4,370,013.84	1.12
90.01 - 100.00	5	588,555.28	0.15
Total:	1,631	$391,341,837.11	100.00%

Min.: 9.58%
Max: 100.00%
Weighted Avg: 76.19%

Collateral Characteristics – Pool 1 (continued)

Collateral characteristics are listed below as of the Statistical Cut-Off Date

FICO Score
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
N/A	2	$265,520.00	0.07%
580 - 599	1	444,000.00	0.11
600 - 619	1	316,550.00	0.08
620 - 639	81	20,544,218.31	5.25
640 - 659	84	22,329,000.93	5.71
660 - 679	179	45,449,353.14	11.61
680 - 699	281	66,015,326.69	16.87
700 - 719	270	65,097,067.41	16.63
720 - 739	232	51,938,442.28	13.27
740 - 759	206	46,610,152.88	11.91
760 - 779	170	38,899,668.55	9.94
780 - 799	94	24,993,396.26	6.39
800 - 819	29	7,923,618.58	2.02
820 - 839	1	515,522.08	0.13
Total:	1,631	$391,341,837.11	100.00%

Min.: 585
Max.: 820
Non-Zero Weighted Avg.: 714

Collateral Characteristics – Pool 1 (continued)

Collateral characteristics are listed below as of the Statistical Cut-Off Date

Loan Purpose
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Purchase	1,369	$307,050,549.60	78.46%
Cash Out Refinance	193	66,556,526.75	17.01
Rate/Term Refinance	69	17,734,760.76	4.53
Total:	1,631	$391,341,837.11	100.00%

Property Type
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Single Family	873	$208,250,034.11	53.21%
PUD	402	100,756,263.77	25.75
Condo	150	32,791,846.71	8.38
2 Family	121	26,448,082.39	6.76
4 Family	50	13,470,768.13	3.44
3 Family	34	9,084,842.00	2.32
Coop	1	540,000.00	0.14
Total:	1,631	$391,341,837.11	100.00%

Product Type
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
2/28 ARM	844	$172,895,029.15	44.18%
5/25 ARM	472	96,675,537.38	24.70
1 Month LIBOR ARM	1	184,387.05	0.05
6 Month LIBOR ARM	308	120,117,958.41	30.69
2/1 ARM	3	510,671.07	0.13
5/1 ARM	2	630,291.98	0.16
1 Year LIBOR ARM	1	327,962.07	0.08
Total:	1,631	$391,341,837.11	100.00%

Collateral Characteristics – Pool 1 (continued)

Collateral characteristics are listed below as of the Statistical Cut-Off Date

States – Top 10
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
California	258	$101,300,681.47	25.89%
Arizona	229	46,640,740.18	11.92
Florida	168	32,885,213.26	8.40
Nevada	75	19,480,415.16	4.98
Virginia	54	18,987,309.53	4.85
Colorado	69	18,153,338.41	4.64
Texas	88	15,724,314.08	4.02
Washington	60	13,759,843.71	3.52
Maryland	53	13,470,378.59	3.44
Illinois	67	13,469,403.90	3.44
Other	510	97,470,198.82	24.91
Total:	1,631	$391,341,837.11	100.00%

Index
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Six Month LIBOR	1,624	$389,688,524.94	99.58%
One Year LIBOR	3	958,254.05	0.24
One Year CMT	3	510,671.07	0.13
One Month LIBOR	1	184,387.05	0.05
Total:	1,631	$391,341,837.11	100.00%

Originator
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Aurora Loan Services LLC	1,603	$385,339,932.30	98.47%
BancMortgage	1	167,200.00	0.04
Bank of America	2	600,720.84	0.15
Countrywide	3	2,044,100.00	0.52
Greenpoint	2	471,533.59	0.12
IndyMac	1	359,933.40	0.09
Oak Street	2	207,128.30	0.05
Pinnacle Direct	16	1,966,901.63	0.50
Virtual Bank	1	184,387.05	0.05
Total:	1,631	$391,341,837.11	100.00%

Collateral Characteristics – Pool 1 (continued)

Collateral characteristics are listed below as of the Statistical Cut-Off Date

Original Prepayment Penalty in Years
(Years)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
None	968	$244,461,482.88	62.47%
0.333	13	3,381,000.00	0.86
0.417	1	614,250.00	0.16
0.500	25	5,948,731.93	1.52
0.583	1	109,200.00	0.03
1.000	6	2,556,896.02	0.65
2.000	285	51,212,571.42	13.09
3.000	331	82,873,317.81	21.18
5.000	1	184,387.05	0.05
Total:	1,631	$391,341,837.11	100.00%

Documentation Type
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Limited	787	$206,994,011.75	52.89%
Full	521	101,901,969.07	26.04
No Documentation	215	53,650,874.79	13.71
No Ratio	102	27,012,262.01	6.90
Stated	5	1,437,119.49	0.37
Alternate	1	345,600.00	0.09
Total:	1,631	$391,341,837.11	100.00%

Collateral Characteristics – Pool 1 (continued)

Collateral characteristics are listed below as of the Statistical Cut-Off Date

Gross Margin
(%)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
1.501 - 2.000	9	$3,457,499.41	0.88%
2.001 - 2.500	292	112,438,743.04	28.73
2.501 - 3.000	481	101,494,018.86	25.93
3.001 - 3.500	1	160,000.00	0.04
4.501 - 5.000	847	173,690,047.50	44.38
5.501 - 6.000	1	101,528.30	0.03
Total:	1,631	$391,341,837.11	100.00%

Min: 1.625%
Max: 6.000%
Weighted Avg: 3.600%

Initial Periodic Rate Cap
(%)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
NA	7	$3,175,997.41	0.81%
1.000	302	117,126,348.05	29.93
2.000	1,202	235,756,132.02	60.24
3.000	1	146,450.00	0.04
5.000	6	1,137,868.35	0.29
6.000	113	33,999,041.28	8.69
Total:	1,631	$391,341,837.11	100.00%

Min: 1.000%
Max*: 9.950%
Weighted Avg*: 2.104%

*For the loans that do not have initial periodic rate caps, their initial periodic rate caps were calculated using the following formula: the loan’s maximum rate – the loan’s original gross mortgage rate.

Collateral Characteristics – Pool 1 (continued)

Collateral characteristics are listed below as of the Statistical Cut-Off Date

Subsequent Periodic Cap
(%)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
NA	7	$3,175,997.41	0.81%
1.000	307	117,767,353.56	30.09
2.000	1,317	270,398,486.14	69.10
Total:	1,631	$391,341,837.11	100.00%

Min: 1.000%
Max*: 7.250%
Weighted Avg*: 1.737%

*For the loans that do not have subsequent periodic rate caps, their subsequent periodic rate caps were calculated using the following formula: the loan’s maximum rate – the loan’s current gross mortgage rate.

Maximum Rate
(%)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
9.001 - 9.500	2	$344,097.59	0.09%
9.501 - 10.000	5	2,110,427.70	0.54
10.001 - 10.500	31	10,562,533.52	2.70
10.501 - 11.000	98	33,157,803.98	8.47
11.001 - 11.500	125	46,845,260.78	11.97
11.501 - 12.000	217	64,087,006.49	16.38
12.001 - 12.500	283	58,345,538.72	14.91
12.501 - 13.000	301	59,767,760.35	15.27
13.001 - 13.500	240	53,686,298.18	13.72
13.501 - 14.000	192	36,611,286.69	9.36
14.001 - 14.500	129	24,522,583.15	6.27
14.501 - 15.000	8	1,301,239.96	0.33
Total:	1,631	$391,341,837.11	100.00%

Min: 9.250%
Max: 14.875%
Weighted Avg: 12.428%

Collateral Characteristics – Pool 1 (continued)

Collateral characteristics are listed below as of the Statistical Cut-Off Date

Floor
(%)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
1.501 - 2.000	7	$3,003,179.41	0.77%
2.001 - 2.500	290	111,971,683.94	28.61
2.501 - 3.000	58	16,243,127.16	4.15
4.501 - 5.000	1	444,000.00	0.11
5.001 - 5.500	16	3,532,218.67	0.90
5.501 - 6.000	138	29,067,991.90	7.43
6.001 - 6.500	276	55,476,610.77	14.18
6.501 - 7.000	287	57,036,701.50	14.57
7.001 - 7.500	234	52,849,629.34	13.50
7.501 - 8.000	188	36,000,650.11	9.20
8.001 - 8.500	128	24,414,804.35	6.24
8.501 - 9.000	8	1,301,239.96	0.33
Total:	1,631	$391,341,837.11	100.00%

Min: 1.625%
Max: 8.875%
Weighted Avg: 5.415%

Collateral Characteristics – Pool 1 (continued)
Collateral characteristics are listed below as of the Statistical Cut-Off Date
Next Rate Adjustment
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
July 2005	6	$1,511,532.17	0.39%
August 2005	8	1,552,514.95	0.40
September 2005	5	1,598,385.45	0.41
October 2005	25	8,208,377.61	2.10
November 2005	99	37,492,402.42	9.58
December 2005	170	70,777,766.00	18.09
January 2007	1	209,267.14	0.05
February 2007	4	693,954.71	0.18
March 2007	12	2,706,227.53	0.69
April 2007	88	16,196,152.14	4.14
May 2007	388	78,253,320.63	20.00
June 2007	351	74,836,107.00	19.12
May 2009	1	140,448.07	0.04
June 2009	1	82,500.00	0.02
September 2009	2	673,429.14	0.17
October 2009	1	272,000.00	0.07
December 2009	3	411,419.38	0.11
January 2010	7	1,497,861.51	0.38
February 2010	11	2,257,757.63	0.58
March 2010	37	7,404,541.39	1.89
April 2010	118	22,602,339.23	5.78
May 2010	159	33,270,919.01	8.50
June 2010	134	28,692,614.00	7.33
Total:	1,631	$391,341,837.11	100.00%

COLLATERAL SUMMARY  - POOL 2

SARM 2005-13 –Collateral Summary

as of Statistical Cut-off Date

Total Number of Loans	1,082	Occupancy Status
Total Outstanding Loan Balance	$250,556,825	Primary Home	51.95%
Average Loan Principal Balance	$231,568	Investment	38.76%
Prepayment Penalty	58.26%	Second Home	9.30%
Weighted Average Coupon	6.616%
Weighted Average Margin	4.158%
Weighted Average Original Term (mo.)	360	Geographic Distribution
Weighted Average Remaining Term (mo.)	359	(Other states account individually for less than
Weighted Average Loan Age (mo.)	1	5% of the Cut-off Date principal balance.)
Original LTV >80 and no MI (whole pool)	0.05%	CA	24.86%
Weighted Average Original LTV	77.14%	FL	15.60%
Non-Zero Weighted Average FICO	712	AZ	14.22%
Percentage of Loans with IO Terms	87.42%	NV	5.79%
		TX	5.11%

		Lien Position
		First	100.00%

Collateral Characteristics  - Pool 2

Collateral characteristics are listed below as of the Statistical Cut-Off Date

Scheduled Principal Balances
($)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
0.01 - 50,000.00	12	$511,654.81	0.20%
50,000.01 - 100,000.00	161	12,825,315.63	5.12
100,000.01 - 150,000.00	278	34,868,484.84	13.92
150,000.01 - 200,000.00	191	33,372,437.81	13.32
200,000.01 - 250,000.00	142	31,543,983.78	12.59
250,000.01 - 300,000.00	76	20,591,956.77	8.22
300,000.01 - 350,000.00	39	12,710,972.86	5.07
350,000.01 - 400,000.00	41	15,062,410.02	6.01
400,000.01 - 450,000.00	20	8,483,538.60	3.39
450,000.01 - 500,000.00	27	12,909,313.53	5.15
500,000.01 - 550,000.00	30	15,680,911.74	6.26
550,000.01 - 600,000.00	21	12,182,765.21	4.86
600,000.01 - 650,000.00	14	8,879,182.92	3.54
650,000.01 - 700,000.00	3	2,046,250.00	0.82
700,000.01 - 750,000.00	4	2,925,000.00	1.17
750,000.01 - 800,000.00	4	3,129,800.00	1.25
850,000.01 - 900,000.00	4	3,514,500.00	1.40
900,000.01 - 950,000.00	3	2,820,750.00	1.13
950,000.01 - 1,000,000.00	5	4,958,998.00	1.98
1,000,000.01 >=	7	11,538,598.00	4.61
Total:	1,082	$250,556,824.52	100.00%

Min.: $35,280
Max: $1,925,000
Avg.: $231,568

Collateral Characteristics – Pool 2 (continued)

Collateral characteristics are listed below as of the Statistical Cut-Off Date

Mortgage Rates
(%)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
4.001 - 4.500	2	$926,043.63	0.37%
4.501 - 5.000	11	3,008,326.97	1.20
5.001 - 5.500	34	10,057,258.82	4.01
5.501 - 6.000	155	41,023,254.31	16.37
6.001 - 6.500	281	74,897,615.74	29.89
6.501 - 7.000	272	64,381,110.73	25.70
7.001 - 7.500	153	25,631,158.35	10.23
7.501 - 8.000	106	18,171,235.77	7.25
8.001 - 8.500	65	12,056,220.39	4.81
8.501 - 9.000	3	404,599.81	0.16
Total:	1,082	$250,556,824.52	100.00%

Min.: 4.125%
Max: 8.875%
Weighted Avg.: 6.616%

Collateral Characteristics – Pool 2 (continued)

Collateral characteristics are listed below as of the Statistical Cut-Off Date

Original Terms to Stated Maturity
(Months)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
360	1,082	$250,556,824.52	100.00%
Total:	1,082	$250,556,824.52	100.00%

Min.: 360
Max.: 360
Weighted Avg.: 360

Remaining Terms to Stated Maturity
(Months)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
301 - 360	1,082	$250,556,824.52	100.00%
Total:	1,082	$250,556,824.52	100.00%

Min: 341
Max: 360
Weighted Avg.: 359

Interest Only Term
(Months)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
None	175	$31,522,360.94	12.58%
60	782	152,530,288.20	60.88
120	125	66,504,175.38	26.54
Total:	1,082	$250,556,824.52	100.00%

Non-Zero Min: 60
Max: 120
Non-Zero Weighted Avg.: 78

Collateral Characteristics – Pool 2 (continued)

Collateral characteristics are listed below as of the Statistical Cut-Off Date

Original Loan-to-Value Ratio
(%)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
10.01 - 20.00	1	$50,100.00	0.02%
30.01 - 40.00	4	1,068,000.00	0.43
40.01 - 50.00	7	2,302,494.44	0.92
50.01 - 60.00	13	5,487,519.23	2.19
60.01 - 70.00	72	27,690,090.53	11.05
70.01 - 80.00	971	210,704,439.40	84.09
80.01 - 90.00	10	2,557,625.40	1.02
90.01 - 100.00	4	696,555.52	0.28
Total:	1,082	$250,556,824.52	100.00%

Min.: 11.13%
Max: 100.00%
Weighted Avg: 77.14%

Collateral Characteristics – Pool 2 (continued)
Collateral characteristics are listed below as of the Statistical Cut-Off Date
FICO Score
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
N/A	1	$184,800.00	0.07%
580 - 599	1	375,000.00	0.15
620 - 639	26	6,794,201.07	2.71
640 - 659	63	14,601,768.16	5.83
660 - 679	120	30,751,871.79	12.27
680 - 699	228	58,089,769.66	23.18
700 - 719	191	40,965,779.29	16.35
720 - 739	151	32,918,677.31	13.14
740 - 759	123	30,079,241.09	12.00
760 - 779	88	17,887,462.40	7.14
780 - 799	72	15,032,433.75	6.00
800 - 819	18	2,875,820.00	1.15
Total:	1,082	$250,556,824.52	100.00%

Min.: 586
Max.: 817
Non-Zero Weighted Avg.: 712

Collateral Characteristics – Pool 2 (continued)

Collateral characteristics are listed below as of the Statistical Cut-Off Date

Loan Purpose
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Purchase	947	$208,940,774.76	83.39%
Cash Out Refinance	101	32,564,511.55	13.00
Rate/Term Refinance	34	9,051,538.21	3.61
Total:	1,082	$250,556,824.52	100.00%

Property Type
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Single Family	563	$128,668,709.24	51.35%
PUD	287	72,054,744.43	28.76
Condo	123	23,817,668.69	9.51
2 Family	54	10,821,798.67	4.32
4 Family	37	9,261,209.59	3.70
3 Family	18	5,932,693.90	2.37
Total:	1,082	$250,556,824.52	100.00%

Product Type
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
3/27 ARM	1,055	$243,450,301.94	97.16%
3/1 ARM	27	7,106,522.58	2.84
Total:	1,082	$250,556,824.52	100.00%

Collateral Characteristics – Pool 2 (continued)

Collateral characteristics are listed below as of the Statistical Cut-Off Date

States – Top 10
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
California	140	$62,290,517.42	24.86%
Florida	177	39,083,313.79	15.60
Arizona	172	35,619,437.18	14.22
Nevada	63	14,513,193.00	5.79
Texas	78	12,801,233.73	5.11
Utah	58	9,688,891.25	3.87
Virginia	36	8,820,117.00	3.52
Washington	49	8,632,050.00	3.45
Colorado	42	7,664,463.17	3.06
Maryland	27	6,771,968.97	2.70
Other	240	44,671,639.01	17.83
Total:	1,082	$250,556,824.52	100.00%

Index
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Six Month LIBOR	1,055	$243,450,301.94	97.16%
One Year LIBOR	27	7,106,522.58	2.84
Total:	1,082	$250,556,824.52	100.00%

Originator
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
AURORA LOAN SERVICES LLC	1,068	$247,617,343.49	98.83%
OAK STREET	5	984,071.52	0.39
OHIO SAVINGS	1	474,584.72	0.19
PINNACLE DIRECT	8	1,480,824.79	0.59
Total:	1,082	$250,556,824.52	100.00%

Collateral Characteristics – Pool 2 (continued)

Collateral characteristics are listed below as of the Statistical Cut-Off Date

Original Prepayment Penalty in Years
(Years)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
None	361	$104,578,160.15	41.74%
0.333	3	1,174,059.90	0.47
0.417	1	240,000.00	0.10
0.500	7	3,189,969.00	1.27
1.000	3	656,172.15	0.26
2.000	26	4,372,515.00	1.75
3.000	681	136,345,948.32	54.42
Total:	1,082	$250,556,824.52	100.00%

Documentation Type
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Limited	561	$136,635,580.10	54.53%
Full	347	66,702,497.62	26.62
No Documentation	105	25,582,551.01	10.21
No Ratio	67	21,150,132.79	8.44
Stated	2	486,063.00	0.19
Total:	1,082	$250,556,824.52	100.00%

Collateral Characteristics – Pool 2 (continued)

Collateral characteristics are listed below as of the Statistical Cut-Off Date

Gross Margin
(%)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
<= 1.000	1	$128,800.00	0.05%
1.501 - 2.000	1	367,120.00	0.15
2.001 - 2.500	148	73,711,766.96	29.42
2.501 - 3.000	14	3,053,271.81	1.22
3.001 - 3.500	1	375,000.00	0.15
4.501 - 5.000	914	172,334,515.71	68.78
5.001 - 5.500	2	366,350.04	0.15
7.501 - 8.000	1	220,000.00	0.09
Total:	1,082	$250,556,824.52	100.00%

Min: 0.250%
Max: 7.750%
Weighted Avg: 4.158%

Initial Periodic Rate Cap
(%)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
1.000	1	$580,000.00	0.23%
2.000	955	182,017,014.46	72.65
3.000	6	1,359,071.52	0.54
6.000	120	66,600,738.54	26.58
Total:	1,082	$250,556,824.52	100.00%

Min: 1.000%
Max: 6.000%
Weighted Avg: 3.066%

Collateral Characteristics – Pool 2 (continued)

Collateral characteristics are listed below as of the Statistical Cut-Off Date

Subsequent Periodic Cap
(%)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
1.000	7	$1,939,071.52	0.77%
2.000	1,075	248,617,753.00	99.23
Total:	1,082	$250,556,824.52	100.00%

Min: 1.000%
Max: 2.000%
Weighted Avg: 1.992%

Maximum Rate
(%)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
10.001 - 10.500	8	$2,211,907.49	0.88%
10.501 - 11.000	24	6,283,598.53	2.51
11.001 - 11.500	36	10,957,627.55	4.37
11.501 - 12.000	143	37,947,104.68	15.15
12.001 - 12.500	273	72,711,383.15	29.02
12.501 - 13.000	270	64,003,638.76	25.54
13.001 - 13.500	153	25,631,158.35	10.23
13.501 - 14.000	107	18,349,585.81	7.32
14.001 - 14.500	65	12,056,220.39	4.81
14.501 - 15.000	3	404,599.81	0.16
Total:	1,082	$250,556,824.52	100.00%

Min: 10.125%
Max: 14.875%
Weighted Avg: 12.589%

Collateral Characteristics – Pool 2 (continued)

Collateral characteristics are listed below as of the Statistical Cut-Off Date

Floor
(%)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
1.501 - 2.000	1	$367,120.00	0.15%
2.001 - 2.500	147	73,237,182.24	29.23
2.501 - 3.000	9	1,660,824.79	0.66
3.001 - 3.500	1	375,000.00	0.15
4.001 - 4.500	1	474,584.72	0.19
4.501 - 5.000	4	1,307,821.73	0.52
5.001 - 5.500	12	2,262,353.78	0.90
5.501 - 6.000	104	20,835,866.40	8.32
6.001 - 6.500	227	44,568,815.88	17.79
6.501 - 7.000	251	50,450,846.97	20.14
7.001 - 7.500	151	24,384,352.04	9.73
7.501 - 8.000	106	18,171,235.77	7.25
8.001 - 8.500	65	12,056,220.39	4.81
8.501 - 9.000	3	404,599.81	0.16
Total:	1,082	$250,556,824.52	100.00%

Min: 2.000%
Max: 8.875%
Weighted Avg: 5.445%

Collateral Characteristics – Pool 2 (continued)

Collateral characteristics are listed below as of the Statistical Cut-Off Date

Next Rate Adjustment
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
November 2006	1	$451,458.91	0.18%
July 2007	2	447,995.36	0.18
August 2007	2	872,000.00	0.35
October 2007	4	1,094,000.00	0.44
November 2007	5	1,171,652.72	0.47
December 2007	2	728,464.74	0.29
January 2008	11	2,882,724.17	1.15
February 2008	6	1,978,101.27	0.79
March 2008	18	7,161,576.51	2.86
April 2008	87	21,327,740.85	8.51
May 2008	428	99,935,031.99	39.89
June 2008	516	112,506,078.00	44.90
Total:	1,082	$250,556,824.52	100.00%

Transaction Contacts

MBS Trading and Structuring	Khalil Kanaan	(212) 526-8320
	Brian Hargrave	(212) 526-8320
	David Rashty	(212) 526-8320

MBS Banking	Mike Hitzmann	(212) 526-5806
	Nick Stimola	(212) 526-0212

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov.  A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum.  (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  [[Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.]]  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.